SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                 of 1934
                          (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>    Preliminary Proxy Statement
<square>    Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
<checked-box>    Definitive Proxy Statement
<square>    Definitive Additional Materials
<square>    Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
            or <square>  <section>240.14a-12

                          DBS INDUSTRIES, INC.
            (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)   Proposed maximum aggregate value of transaction:____________
     5)   Total fee paid:_________________________________________

<square>    Fee paid previously with preliminary materials.

<square>    Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:________________________________
     2)   Form, Schedule or Registration Statement No.:__________
     3)   Filing Party:__________________________________________
     4)   Date Filed:____________________________________________

To the Stockholders of DBS Industries, Inc.:



You are invited to attend the Annual Meeting of the Stockholders of DBS Industries, Inc. ("DBSI") which will be held on May 13, 1997 at 2:00 p.m. (PDT) at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

The Proxy Statement contains information about the nominee for election as a Director and the proposal to amend DBSI's Certificate of Incorporation to reduce the number of authorized shares.

We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

                                 Sincerely,



                                 Fred W. Thompson
                                 Chairman and President

April 22, 1997

                         DBS INDUSTRIES, INC.
                   100 Shoreline Highway, Suite 190A
                         Mill Valley, CA 94941
                            (415) 380-8055


             NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MAY 13, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of DBS Industries, Inc., a Delaware corporation ("DBSI"), will be held on May 13, 1997 at 2:00 p.m. (PDT), at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

1. To elect a new director to hold office for a three year term ending at the Annual Meeting of Stockholders in 2000 and until his successor is elected and qualified;

2. To amend the Certificate of Incorporation to reduce the number of DBSI's authorized shares; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on April 9, 1997 are entitled to notice of and to vote at the Annual Meeting of the Stockholders.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           Fred W. Thompson
                           Chairman and President


April 22, 1997



YOU ARE CORDIALLY INVITED TO ATTEND DBSI'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            PROXY STATEMENT
                                  of
                         DBS INDUSTRIES, INC.
                   100 Shoreline Highway, Suite 190A
                         Mill Valley, CA 94941
                            (415) 380-8055

                INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to the stockholders of DBS Industries, Inc. ("DBSI") in connection with the solicitation of proxies on behalf of DBSI's Board of Directors for use at DBSI's Annual Meeting of the Stockholders (the "Meeting") to be held on May 13, 1997 at 2:00 p.m. (PDT), at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903, and at any and all adjournments thereof. Only stockholders of record on April 9, 1997 will be entitled to notice of and to vote at the Meeting.

The proxy solicited hereby, if properly signed and returned to DBSI and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominee for the Board of Directors, "FOR" the proposal to reduce DBSI's authorized shares and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with DBSI Industries, Inc. written notice of its revocation addressed to Secretary, DBSI Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, CA 94941, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

DBSI will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of DBSI may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which DBSI will also bear.

This Proxy Statement and form of proxy were first mailed to stockholders on or about April 22, 1997.

                     RECORD DATE AND VOTING RIGHTS

DBSI is currently authorized to issue up to 100,000,000 shares of common stock, par value $0.0004, and 5,000,000 shares of preferred stock, par value $0.0004. As of April 9, 1997, 5,821,003 shares of common stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for stockholder approval, including the election of a director. The record date for determination of stockholders entitled to notice of, and to vote at the Meeting, is April 9, 1997. DBSI's Certificate of Incorporation does not provide for cumulative voting.

One-third (1/3) of the shares of common stock of DBSI entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes of common shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the outstanding common stock is necessary to approve Proposal Two. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting power, but abstentions will be counted towards calculating voting power.

                             PROPOSAL ONE

                        ELECTION OF A DIRECTOR

GENERAL INFORMATION

DBSI adopted staggered terms for its Board of Directors at the 1996 Annual Stockholders Meeting. Directors of the first class will serve until the 1997 Annual Meeting of Stockholders or until their successors are elected.
Directors of the second class will serve until the 1998 Annual Meeting of Stockholders or until their successors have been elected, and directors of the third class will serve until the 1999 Annual Meeting of Stockholders or until their successors have been elected. At the Meeting, stockholders will be asked to elect the first class of directors to serve until the 2000 Annual Meeting of
Stockholders.   Mr. Bruce Christopher, the current first class director, is not standing for re-election. The Board has nominated Mr. Jerome W. Carlson for the first class of directors.

NOMINEE FOR DIRECTOR

The nominee for director has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Annual Meeting. In the event that the nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unavailable for election. The director who is elected shall hold office for three years as set forth under Article VIII of the Restated Certificate of Incorporation of August 12, 1996, or until his or her successor is elected and qualified.

The following sets forth the person nominated by the Board of Directors for election as director and certain information with respect to that person.

Nominee                    Age                 Term

Jerome W. Carlson          60                1997-2000

BACKGROUND OF NOMINEE

JEROME W. CARLSON is currently President of Raljer, Inc., management consulting firm, and has held that position since January 1995. Previously, from 1984 to 1995, Mr. Carlson was the Chief Financial Officer, Vice President of Finance and Corporate Secretary for Triad Systems Corporation in Livermore, California.

Mr. Carlson has over twenty years experience with Hewlett Packard Company, in various general management and corporate finance positions. Since 1995, Raljer, Inc., has assisted a range of businesses in developing and achieving their strategic and tactical goals in several industries. Mr. Carlson is also an active director and advisor in several private companies. He holds a B.S. degree from the University of California at Davis and an M.B.A. from the Stanford Graduate School of Business.

VOTE REQUIRED

The plurality of votes of common shares present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEE FOR THE ELECTION OF DIRECTOR


                             PROPOSAL TWO

               AMENDMENT TO CERTIFICATE OF INCORPORATION
                REDUCING THE NUMBER OF AUTHORIZED SHARES

The Board of Directors has concluded that it would be advisable to amend DBSI's Certificate of Incorporation to reduce the authorized number of shares of Common Stock from 100,000,000 to 20,000,000. The purpose of the amendment is to reduce DBSI's franchise taxes in the State of Delaware. The Delaware Franchise Tax is determined by a formula based on the assets of a company and its authorized number of common and preferred stock. This method of calculation has resulted in a substantial tax burden on DBSI.

DBSI is currently authorized to issue up to 100,000,000 shares of common stock, $0.0004 par value, of which 5,821,003 shares were issued and outstanding on April 9, 1997. The proposed amendment will not change the number of outstanding shares, although as a result of the proposed amendment fewer shares would be available for future issuance.

     Article V, Section 5.01(a) of DBSI's Certificate of Incorporation presently reads as follows:

     The aggregate number of shares which DBSI shall have authority to issue is ONE HUNDRED AND FIVE MILLION (105,000,000). ONE HUNDRED MILLION (100,000,000) shares shall be designated "Common Stock" and shall have a par value of $.0004. Five Million (5,000,000) shares shall be designated "Preferred Stock" and shall have a par value of $.0004. All shares of DBSI shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

If the Amendment as proposed to the stockholders is approved, Article V,
Section 5.01(a) of the Certificate of Incorporation will be amended to read as follows:

     The aggregate number of shares which DBSI shall have authority to issue is TWENTY- FIVE MILLION (25,000,000). TWENTY MILLION (20,000,000) shares shall be designated "Common Stock" and shall have a par value of $.0004. Five Million (5,000,000) shares shall be designated "Preferred Stock" and shall have a par value of $.0004. All shares of DBSI shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

The foregoing proposed amendment to the Certificate of Incorporation was unanimously adopted by the Board of Directors who directed that it be submitted for stockholder approval at the annual meeting. The amendment will not result in any changes to the issued and outstanding shares of DBSI and will only affect the number of shares which may be issued by DBSI. The terms of the shares of Common Stock before and after the proposed amendment will be the same and the proposed amendment will not affect any stockholders' proportionate equity interest in DBSI or the rights, preferences or privileges of any stockholder. If at any time the Board of Directors shall determine that additional authorized shares are necessary, the Certificate of Incorporation may be further amended, after receiving the required stockholder approval, to increase the number of authorized shares. However, DBSI does not anticipate that such an increase will be necessary in the foreseeable future.

DBSI estimates that without the proposed amendment it will pay approximately $39,000 in Delaware Franchise Taxes for the present year. If the authorized shares are reduced as proposed, DBSI expects to reduce its taxes to approximately $10,000 for future years and by a pro rata amount for the present year.

VOTE REQUIRED

The affirmative vote of a majority of the common stock represented and voting at the Meeting is necessary to approve the Amendment to the Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                   DIRECTORS AND EXECUTIVE OFFICERS

IDENTIFICATION OF DBSI'S DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of DBSI, their ages, positions held, and duration as such, are as follows:

NAME                               POSITION                                 AGE              PERIOD
Fred W. Thompson                   Chairman of the Board, President,        54               December 1992-present
                                   Chief Executive Officer and
                                   Chief Financial Officer                                   November 1993-present

Michael T. Schieber                Director                                 57               December 1992-present
                                   Secretary

Bruce Christopher                  Director                                 42               August 1994-present

E.A. James Peretti                 Director, President and                  54               February 1996-present
                                   Chief Executive Officer, GEMS

H. Tate Holt                       Director                                 45               February 1996-present

CERTAIN SIGNIFICANT EMPLOYEES

While the following person does not serve as a director or executive officer of DBSI, he does serve as an executive officer or director of DBSI's subsidiary and is considered to be a significant employee of that subsidiary.

NAME                                POSITION                                AGE              PERIOD
Randall L. Smith                    Exec Vice-President, Chief Engineer     42               January 1996 - present
                                    Director of GEMS
                                    President and Director of GEMS                           July 1995 -  January 1996
                                    President of JPS                                         July 1993 - June 1995


BACKGROUND OF PRESENT DIRECTORS AND EXECUTIVE OFFICERS

FRED W. THOMPSON, serves as CHAIRMAN OF THE BOARD, PRESIDENT, AND CEO of DBSI. Mr. Thompson also serves as a member of the Board of Directors of Continental Satellite Corporation and is vice-president of E-Sat, Inc. He has over thirty years' experience in the telecommunications industry. From 1983 to 1986, Mr. Thompson managed Inter Exchange Consultants, Inc., a company he founded, providing management, design and engineering services for initial cellular telephone operations in New York City, San Francisco, Los Angeles and other major cities in the U.S. From 1986 to 1990, Mr. Thompson devoted his time to consulting on various telecommunication matters as an independent contractor. His career of over 20 years with AT&T included various management positions in the Long Lines Department, Western Electric Company, Bell Labs and with several operating telephone companies. Mr. Thompson received a BS degree in Electrical Engineering from California Polytechnic.

MICHAEL T. SCHIEBER, DIRECTOR, has served as a Director of DBSI since December 1992. He has served as the Managing General Partner of ZAMSTL Partners, a real estate development firm in Washington State since June 1991 and has also served since 1986 as a Director on the Executive Board of Sterling Communications, the winner of a rural cellular telephone license for Sun Valley, Idaho. From 1987 to December 1992, Mr. Schieber was the Managing Partner of Amador Telecommunications and since 1990 has been a partner in Columbia Communications, both investors in nation-wide paging licenses. Mr. Schieber also holds minority interests in two Illinois cellular telephone licenses. He retired from the Department of Fisheries with the State of Washington in May 1993 where he had served as a civil engineer since 1984. He is also a retired Air Force Major and Command Pilot. Mr. Schieber received an MA degree in International Relations and Government from the University of Notre Dame, a BS in Engineering from the Air Force Academy, and a BA in Business from The Evergreen State College.

BRUCE CHRISTOPHER, DIRECTOR, has been working as a marketing consultant over the past seven years. Mr. Christopher has been instrumental in raising capital, attracting technology partners and generating business plans for several technology based start-up companies. He started his career in 1977 working in various Sales and Marketing roles beginning with IBM, Texas Instruments, and Hewlett-Packard Company. Mr. Christopher has been a key contributor to the successful launching, managing and selling of companies such as Mountain Computer, Inc., Micro Integration Corp., and Mass Memory Technology. His management efforts have been utilized as the Vice President of North American Sales at Anamartic Ltd. and North American Sales Manager at Ferranti Electronics Ltd. For the past nine years, Mr. Christopher has been working as a sales and marketing consultant to various start-up companies in Silicon Valley and is currently setting up a new company to provide engineering services and chip design consulting services in Los Gatos, California. Mr. Christopher graduated with a BS degree in Psychology from California Lutheran University.

E.A. JAMES PERETTI, DIRECTOR appointed in February 1996, and President and Chief Executive Officer of Global Energy Metering Service, Inc., a wholly owned subsidiary of DBSI. Previously, Mr. Peretti served as President of Westinghouse Electric Supply Company (WESCO), a business unit of Westinghouse Electric Corp. He also served as a Vice President and officer of Westinghouse Electric Corp. During his 30 year tenure with WESCO, Mr. Peretti also held positions as Vice President and General Manager of its Pacific Division. Mr. Peretti holds a BS degree from Purdue University in Electrical Engineering and an MBA from the University of Hawaii.

H. TATE HOLT, DIRECTOR appointed in February 1996, is currently President of Holt & Associates, a growth management consulting firm and has held that position since July 1990. Previously, from 1987 to 1990, Mr. Holt was a Senior Vice President at Automatic Data Processing, Inc. in Roseland, New Jersey and Santa Clara, California. Mr. Holt has over twenty years of experience in various senior sales, marketing and general management positions with IBM, Triad Systems, and ADP. He has participated in major restructuring and strategic planning in these and other companies. Since 1990, Holt & Associates has assisted its clients in developing and achieving aggressive growth targets, both domestically as well as internationally. Mr. Holt is also an active director of several private and publicly traded companies including Onsite Energy. Mr. Holt holds an AB from Indiana University.

RANDALL L. SMITH, EXECUTIVE VICE PRESIDENT AND CHIEF ENGINEER OF GLOBAL ENERGY METERING SERVICE, INC. joined DBSI in July 1993 as President of JPS Systems,
Inc.   Mr. Smith has been a key person in the research and development of providing worldwide turnkey services to utilities, gas and oil well operators, and bulk energy distributors and users for the measurement, transmissions and processing of wellhead data. During 14 years at PG&E, his experience included being the Project Manager for the energy gas and electric automation throughout PG&E, automatic meter reading and time use control, real-time pricing, tamper detection, and distribution generation dispatch. He formulated strategic and financial justification, planned the implementation of systems, and presented technological advancements regarding distribution automation at PG&E and throughout the utility industry. Prior to that, he was a Gas and Electric Engineering Supervisor, controlling an $18 million annual budget, and was the project manager of the Cell Net project, a joint venture with Digital Automation Company which was the forerunner of the Energy Communication Network Project. Mr. Smith is a licensed professional engineer in California and received a BS degree in Electrical Engineering from Michigan Technological University.

FAMILY RELATIONSHIPS

There are no family relationships between any director, executive officer or key employee.

BOARD OF DIRECTORS

The Board of Directors held 6 meetings during the year ended December 31, 1996, and each director attended all meetings.

COMMITTEES OF THE BOARD

During the year ended December 31, 1996, the Board has a nominating committee which consisted of Messrs. Holt, Christopher and Thompson and a compensation committee which consisted of Messrs. Holt, Peretti and Christopher. The Board also has an audit committee which consisted of Messrs. Schieber and Peretti.

The primary function of the audit committee is to review the scope and results of audits by DBSI's independent accountants and the cost of accounting services.

The nominating committee assists in the process of officer and director nominations.

The compensation committee administers DBSI's 1996 Stock Option Plan and approves compensation, remuneration and incentive arrangements for DBSI's officers.

                        EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Non-employee directors do not receive any direct compensation; however, directors do receive stock options.

CASH COMPENSATION

The following table provides certain summary information for the year ended December 31, 1996, concerning compensation in excess of $100,000 paid or accrued by DBSI and its subsidiary to or on behalf of DBSI's executives and/or employees.


                                          SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                  Long-Term
                                                                                        Compensation


                                                                         Other          Securities
                                                                         Annual         Underlying
                                                                        Compensa-       Options{(2)}
Name and Principal           Year             Salary         Bonus      tion{(1)}
Position

Fred W. Thompson             1996          $180,000{(3)}                $ 4,245           312,500
CEO                          1995{(4)}     $ 30,000                     $ 2,577             4,500
                             1995          $ 72,000                     $ 6,521              0

E.A. James Peretti           1996          $155,000                     $   971           375,000
CEO GEMS

Randall Smith                1996          $125,000                     $ 2,216           125,000
Executive VP.


(1)  Consists entirely of payment of insurance premiums
(2)  Common stock of DBS Industries, Inc.
(3)  $72,000 paid in cash, $108,000 deferred pending board authorization
(4)  For the transition period from August 1, 1995 to December 31, 1995

COMPENSATION PURSUANT TO STOCK OPTION PLAN

DBSI has established a 1996 Stock Option Plan (the "Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in DBSI. The Plan provides for the grant of non-statutory and incentive stock options. The exercise price of any incentive stock option granted under the Plan may not be less than 100% of the fair market value of the common stock of DBSI on the date of grant. The fair market value for which an option may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the Plan is exercisable for a term of ten years (or for a shorter period up to ten years). The Plan is administered by the Board of Directors and its Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by DBSI. No option is transferable by the optionee other than by will or the laws of descent and distribution.

DBSI intends to file one or more registration statements on Form S-8 under the Securities Act to register shares of common stock subject to stock options that will permit the resale of such shares, subject to vesting restrictions with DBSI.


                            OPTION GRANTS IN LAST FISCAL YEAR



                          Number of         % of Total
                         Securities       Options Granted
                     Underlying Options   to Employees in  Exercise or Base
Name                      Granted          Fiscal Year      Price ($/Sh)*     Expiration
                            1996                                                  Date

Fred W. Thompson          312,500              31.1%             $5.20         Jan 2006
President, CEO

E.A. James Peretti        375,000              37.32%            $5.20         Jan 2006
CEO GEMS

Randall Smith             125,000              12.44%            $5.20         Jan 2006
Exec VP GEMS


*Reflects exercise price on December 31, 1996. The exercise price was amended to $1.4375 in February 1997. The Company will be amending its Form 10-KSB for the year ended December 31, 1996 to replace the table which presently appears on page 12 of the Form 10-KSB with the table above.

                                     FISCAL YEAR-END OPTION VALUES

                        Number of Securities           Value of Unexercised
                       Underlying Unexercised              In-the-Money

                      Exercisable/Unexercisable      Exercisable/Unexercisable
Name                Options at December 31, 1996   Options at December 31, 1996


Fred W. Thompson          87,315 / 244,685                    $0 / $0
President, CEO

E.A. James Peretti       150,000 / 225,000                    $0 / $0
CEO GEMS

Randall Smith             72,016 / 91,734                $27,520* / $32,480*
Exec. VP GEMS

*Reflects exercise price of $2.00 per share on December 31, 1996. The exercise price was amended to $1.4375 per share in February 1997.


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

Mr. Thompson entered into an employment agreement with DBSI on April 18, 1996 effective January 1, 1996. His annual salary under this agreement is $180,000, and includes an option to purchase 312,500 shares of DBSI's common stock. DBSI has maintained a key person insurance policy on Mr. Thompson's life in the face amount of $2,000,000 and is the sole beneficiary of such policy. DBSI also entered into new employment contracts with E.A. James Peretti, CEO of GEMS, and Randall Smith, Executive VP of GEMS and Chief Engineer. Their compensation agreements included $155,000 annual salary and 375,000 stock options for Mr. Peretti, and $125,000 annual salary and 125,000 stock options for Mr. Smith.


                        PRINCIPAL STOCKHOLDERS

     As of April 9, 1997, the persons listed in the table set forth below were known by DBSI to own or control beneficially more than five percent of DBSI's outstanding Common Stock, par value $.0004 per share. The table also sets forth the total number of shares of these securities owned by each director, director nominee and officer of DBSI and of all directors, director nominees and officers as a group as of April 9, 1997, and all options and warrants exercisable through May 30, 1997.

Name and Address of                          Beneficially and          Percent
Beneficial Owner                               Record Owned           of Class

Fred W. Thompson                                 766,313{(1)}            11.9%
109 William Avenue
Larkspur, CA  94939

Michael T. Schieber                              371,559{(2)}             5.8%
5520 Beverly Drive NE
Olympia, WA  98506

E. A. James Peretti                              225,000{(3)}             3.5%
8613 Paradise Lagoon Drive
Lucerne, CA  95458

Bruce Christopher                                195,409{(4)}             3.0%
4892 Ironwood Drive
Soquel, CA  95073

H. Tate Holt                                      87,629{(5)}             1.4%
240 Wilson Way
Larkspur, CA  94939

Jerome W. Carlson                                    0                      0%
95 Mt. Vernon Lane
Atherton, CA  94027

Officers, Directors and Nominees as a          1,645,910                 25.6%
Group (6 persons)

(1)  Includes (i) 599,558 held in Thompson 1996 Revocable Trust, and
     (ii) options to purchase 156,250 shares at $1.4375 expiring on January 1, 2006, and 3,551, 3,044, and 2,535, and 1,375 common shares exercisable at $1.58 per share and expiring February 8, 1999, February 8, 1999, February 15, 2000, and December 31, 2000, respectively.
(2)  Includes (i) 285,625 shares held jointly with spouse, Arlene Schieber,
     (ii) 8,575 held solely by Mr. Schieber, (iii) 1,075 held solely by Ms. Schieber, of which shares Mr. Schieber disclaims beneficial ownership, and (iv) options to purchase 6,250, 13,750, 6,250, 12,534, and 37,500 common share all exercisable at $1.4375 per share which expire on November 22, 2003, February 15, 2005, December 31, 2005, February 15, 2006, and April 30, 2006, respectively.
(3) Options to purchase 225,000 common shares exercisable at $1.4375 per share, which expire January 1, 2006.
(4)  Includes (i) 136,000 held jointly with spouse, Christy Hertzberg, and
     (ii) options to purchase 9,375, 12,534, and 37,500 common shares exercisable at $1.4375 per share which expire December 31, 2005, February 15, 2006, and April 30, 2006, respectively.
(5) Includes (i) 4,821 held solely by Mr. Holt, and (ii) options to purchase 7,808, 37,500, and 37,500 common shares all exercisable at $1.4375 per share which expire on December 15, 2006, April 30, 2006, and April 30, 2006, respectively.

                             OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Coopers & Lybrand has served as DBSI's independent accountant since August 1994. DBSI has had no disagreements with the accountants on accounting and financial disclosures. For the calendar year 1997, the Board of Directors expects to retain Coopers & Lybrand but may seek competitive bids for its annual audit. A representative of Coopers & Lybrand may be present at the 1997 Annual Meeting of Stockholders to be available to respond to appropriate questions from stockholders.

OTHER MATTERS

The Board of Directors of DBSI knows of no other matters that may or are likely to be presented to the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

SHAREHOLDER PROPOSALS

Shareholder proposals to be included in DBSI's Proxy Statement and Proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission ("SEC") and must be received by DBSI no later than December 1, 1997.

ADDITIONAL INFORMATION

A copy of DBSI's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, containing DBSI's 1996 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Upon receipt of a written request, DBSI will furnish to any stockholder, without charge, an additional copy of DBSI's 1996 Form 10-KSB. Stockholders should direct any request to DBS Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, CA 94941, Attention: Secretary.

                           DBSI INDUSTRIES, INC.

                           By Order of the Board of Directors



                           Fred W. Thompson
                           Chairman and President

Mill Valley, California
April 22, 1997

                               DBS INDUSTRIES, INC.
                         100 Shoreline Highway, Suite 190A
                               Mill Valley, CA 94941

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred W. Thompson and Michael T. Schieber, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DBS INDUSTRIES, INC. ("DBSI"), held of record by the undersigned on April 9, 1997, at the Annual Meeting of Stockholders to be held on May 13, 1997, at 2:00 p.m. (PDT), at Embassy Suites Hotel,
101 McInnis Road, San Rafael, California 94903 and at any and all adjournments thereof.

1. Election of Director to serve until the Annual Meeting of Stockholders for the Year 2000.

     FOR   Jerome W. Carlson _____  WITHOUT AUTHORITY ____

2. Approval of the Amendment to Certificate of Incorporation reducing the number of Authorized Shares of Common Stock to 20 million.

     FOR _____      AGAINST _____        ABSTAIN _____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or another authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

__________________________________         __________________________________
Name (Print)                               Name (Print) (if held jointly)

Dated: _________    __________________________   ____________________________
                    Signature                    Signature (if held jointly)

                    __________________________   ____________________________
                    (Address)                    (Address)

                    __________________________   ____________________________
                    (City, State, Zip)           (City, State, Zip)

I will ___ attend the meeting.
Number of persons to attend _____.

I will not ___ attend the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.